SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 23,2004

                          STORAGE COMPUTER CORPORATION
________________________________________________________________________________
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                       1-13616                   02-045093
______________________________  __________________________  ____________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

   11 Riverside Street, Nashua, NH                                 03062-1373
_________________________________________                    ___________________
(Address of Principal Executive Offices)                           (Zip Code)

                                 (603) 880-3005
________________________________________________________________________________
               Registrant's telephone number, including area code:

                                 Not Applicable
________________________________________________________________________________
       (Registrant's Name or Former Address, if Change Since Last Report)

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Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

     The Company issued a press release on November 22, 2004 announcing its results of operations for the third quarter ended September 30, 2004, a copy of which is attached as Exhibit 99.1

     The information in this Current Report on Form 8K, and the Exhibit attached thereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          Exhibits

          99.1 Press Release dated November 22, 2004, titled " STORAGE COMPUTER CORPORATION ANNOUNCES RESULTS FOR THIRD QUARTER OF 2004"

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2004                           STORAGE COMPUTER CORPORATION


                                                  By:   /s/ Michael J. O'Donnell
                                                        ------------------------
                                                  Name:  Michael J. O'Donnell
                                                  Title: Chief Financial Officer